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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


                              Unisys Corporation
                          Annual Report on Form 10-K
                     for the year ended December 31, 1999


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below does hereby make, constitute and appoint LAWRENCE A. WEINBACH, JANET BRUTSCHEA HAUGEN AND NANCY STRAUS SUNDHEIM, and each one of them severally, his true and lawful attorneys-in-fact and agents, for such person and in such person's name, place and stead, to sign the Unisys Corporation Annual Report on Form 10-K for the year ended December 31, 1999, and any and all amendments thereto and to file such Annual Report on Form 10-K and any and all amendments thereto with the Securities and Exchange Commission, and does hereby grant unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as said person might or could do in person, hereby ratifying and confirming all that such attorney-in-fact and agents and each of them may lawfully do or cause to be done by virtue hereof.

Dated:  February 14, 2000



/S/ J. P. Bolduc                             /s/ Edwin A. Huston
-------------------------                    -----------------------------
J. P. Bolduc                                 Edwin A. Huston
Director                                     Director


/s/ James J. Duderstadt                      /s/ Kenneth A. Macke
-------------------------                    -----------------------------
James J. Duderstadt                          Kenneth A. Macke
Director                                     Director


/s/ Henry C. Duques                          /s/ Theodore E. Martin
-------------------------                    -----------------------------
Henry C. Duques                              Theodore E. Martin
Director                                     Director


/s/ Gail D. Fosler                           /s/ Robert McClements, Jr.
-------------------------                    -----------------------------
Gail D. Fosler                               Robert McClements, Jr.
Director                                     Director


/s/ Melvin R. Goodes                         /s/ Lawrence A. Weinbach
-------------------------                    -----------------------------
Melvin R. Goodes                             Lawrence A. Weinbach
Director                                     Chairman of the Board, President
                                             and Chief Executive Officer;
                                             Director